EXHIBIT 10.h

                          CONSOLIDATED PROMISSORY NOTE

          $1,448,403.45                                       Miami, Florida
                                                                June _, 1997

             FOR VALUE RECEIVED, MILLER INDUSTRIES, INC., a Florida corporation, ("Borrower") promises to pay to the order of

                            NATIONSBANK, N.A. (SOUTH)
         a national banking association ("LENDER"), the principal sum of

                    ONE MILLION FOUR HUNDRED FORTY-EIGHT THOUSAND
                   FOUR HUNDRED THREE DOLLARS AND FORTY-FIVE CENTS

        and the Borrower further promises to pay to the Lender interest on the principal amount evidenced hereby and from time to time outstanding at an initial rate equal to the Lender's prime rate ("Prime Rate") PLUS one-half of one percent (1/2%) subject to the changes in the interest rate and monthly payments as follows:

             The interest rate may change on the 16th day of September, 1997 and on that day every twelve (12) months thereafter. Each date on which the interest rate could change is called a "CHANGE DATE". Beginning with the first Change Date, the interest rate will be based on an Index. The "Index" is the Lender's Prime Rate. The most recent Index figure available as of the date thirty (30) days before each Change Date is called the "CURRENT INDEX". If the Index is no longer available, the Lender will choose a new index which is based upon comparable information. The Lender will give the Borrower notice of this choice.

             Before each Change Date, the Lender will calculate the new interest rate by adding one-half of one percent (1/2%) to the Current Index. The Lender will then determine the amount of the new monthly payments of principal and interest that would be sufficient to repay the unpaid principal over the remainder of the original amortization period based on the new interest rate. The new monthly payment shall begin on the first monthly payment date after the Change Date and continue until the next Change Date. The rate of interest to be applied and the amount of interest to be paid on the daily outstanding balance of principal evidenced hereby shall be calculated on an assumed year of 360 days. All payments hereunder shall be applied first to accrued interest and the balance to principal. In the event the Lender has not received the full amount of any payment (whether principal or interest) by the end of five (5) business days after the date it is due, the Bor-

         DOCUMENTARY 8TAMPS HAVE BEEN AFFIXED TO THE MORTGAGE SECURING THIS NOTE AND CANCELLED.


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        rower shall pay to the Lender a late charge equal to three percent
        (3%) of any overdue payment.

             The Borrower agrees to pay the outstanding indebtedness evidenced by this note in monthly installments of principal AND interest, based on a 19 year amortization schedule, in the amount of $13,285.31 each, commencing June 1, 1997 and continuing on the first day of each month thereafter subject to adjustments on each Change Date. All outstanding principal, plus all accrued but unpaid interest, shall be due and payable in full on September 16, 1999. The Borrower shall have the right to prepay the principal indebtedness evidenced by this note, in full or in part, at any time during the term hereof without premium or penalty.

             The Borrower further promises and agrees that:

             1. The repayment of the indebtedness evidenced by this note is secured by and is subject to all of the terms and conditions of a Restated Mortgage Deed and Security Agreement, dated September 30, 1994 and recorded in Official Records Book 16531, Page 875 of the Public Records of Dade County, Florida and a Restated Assignment of Leases and Rents, dated September 30, 1994 and recorded in Official Records Book 16531, Page 9005 of the Public Records of Dade County, Florida (collectively "MORTGAGE") of even date herewith from the Borrower to the Lender and other instruments executed and delivered by the Borrower to the Lender as security for and securing the indebtedness evidenced by this note and other obligations of the Borrower to the Lender in connection with such indebtedness (collectively the "OBLIGATIONS").

             2. The occurrence of any one or more of the following events, circumstances, or conditions shall constitute a default hereunder and under the Mortgage ("EVENT OF DEFAULT"): (a) failure of the Borrower to pay to the Lender promptly when the same shall become due (whether at scheduled maturity, upon mandatory payment, upon acceleration or otherwise) any portion of the indebtedness evidenced hereby, including, but not limited to, any installment of principal or of interest due under this note or any other instrument evidencing or securing the Obligations or any fees owing to the Lender and such failure shall continue for five (5) consecutive business days; or (b) the Borrower shall fail to perform or observe any term, covenant or agreement contained in this note or the Mortgage on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice of said failure shall have been given to the Borrower by the Lender PROVIDED, HOWEVER, if any such default be of a nature that it cannot be cured or remedied within said 30 days, Borrower shall be entitled to a reasonable period of time to cure or remedy said default provided Borrower commences the cure or remedy thereof within the 30 day period following the giving of notice and thereafter proceeds with diligence to complete such cure or remedy; or (c) a default, after the expiration of any appropriate grace period, under any loan (other than the one evidenced by this note), whether now existing or here-

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        after committed or made, from the Lender (with or without participating lenders) to the Borrower; or (d) the filing of any petition under the Bankruptcy Code or any similar federal or state statute by or against the Borrower or any guarantor of the obligations of the Borrower to the Lender ("GUARANTOR") and such filing is not discharged within 60 days after filing; or (e) the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of the Borrower or any Guarantor and any of same is not discharged within 60 days after the occurrence thereof; or (f) the entry of a final judgment in excess of $25,000.00 against the Borrower or any Guarantor which is not satisfied or payment thereof secured by a bond, letter of credit or similar collateral acceptable to the Lender within 30 days after the rendition thereof; or (g) the taking possession of any substantial part of the property of the Borrower or any Guarantor by any governmental authority; or (h) any material warranty, representation, certificate, or statement of the Borrower or the Guarantor (whether contained in this note or not) pertaining to or in connection with the obligations is not true or is misleading in any material respect; or (i) the assignment to any one, other than the Lender, by the Borrower of any equity in any of the collateral for the loan other than as permitted in the Mortgage; or (j) the failure by Borrower to do all things necessary to preserve and maintain the value and collectibility of the collateral for the obligations, including, but not limited to, the failure to pay taxes and premiums on policies of insurance on their due dates (unless the payment of taxes is being contested in good faith by appropriate proceedings); or (k) the occurrence of any material adverse change in the financial condition, property or operations of the Borrower or any Guarantor.

             3. At any time after the occurrence and continuation of any such Event of Default, the indebtedness evidenced by this note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution, or modification of all or any part of the indebtedness evidenced thereby and all other obligations of the Borrower to the Lender, howsoever created and existing, shall immediately become due and payable without demand upon or notice to the Borrower, and the Lender shall be entitled to exercise the other remedies as provided by law or in equity.

             4. Upon the occurrence and during the continuance of any Event of Default, the Lender is authorized, without notice to the Borrower (the giving of notice being expressly waived by the Borrower) to set off and apply any indebtedness owing by the Lender to the Borrower against the indebtedness evidenced by this note, although then contingent or unmatured. The Lender agrees to notify the Borrower after any such setoff and application; PROVIDED, however, the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Paragraph 4 are in addition to any other rights and remedies which the Lender may have upon the occurrence and continuation of an Event of Default.

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             5. The Lender may transfer this note and deliver to the
        transferee(s) all or any of the property then held by the Lender as security for the indebtedness evidenced by this note ("Collateral") whereupon the transferee(s) shall become vested with all the powers, rights, and obligations herein given to the Lender with respect thereto; and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter, but the Lender shall retain all rights, powers, and obligations hereby given with respect to any Collateral not so transferred.

             6. The Borrower hereby waives presentment for payment, demand, notice of dishonor and protest and agrees that: (i) any Collateral, lien and/or right of setoff securing any indebtedness evidenced by this note may, from time to time, in whole or in part, be exchanged or released, and any person liable on or with respect to the indebtedness evidenced by this note may be released -- all without notice to or further reservations of rights against the Borrower, any endorser, surety or Guarantor and all without in any way affecting or releasing the liability of the Borrower, any endorser, surety or Guarantor; and (ii) none of the terms or provisions hereof may be waived, altered, modified or amended except as the Lender may consent thereto in writing.

             7. The Borrower agrees to deliver to the Lender annually, or at such other reasonable intervals as the Lender may request, its financial statements (and such other financial information as Lender may reasonably request) in such format as is acceptable to the Lender.

             8. The Borrower hereby agrees to pay all out-of-pocket costs and expenses, including attorneys' fees, reasonably incurred by the Lender to enforce the collection of the indebtedness evidenced by this note or in enforcing any of the rights, powers, remedies, and privileges of the Lender hereunder or under the Security Documents. As used in this note, the term, "attorneys' fees", shall mean reasonable charges and any out-of-pocket expenses for legal services rendered to or on behalf of the Lender in connection with the collection of the indebtedness evidenced by this note at any time whether prior to the commencement of judicial proceedings and/or thereafter at the trial and/or appellate level and/or in pre- and post-judgment or bankruptcy proceedings.

             9. Both principal and interest of this note shall be payable in lawful currency of the United States of America to the Lender at 100 Southeast Second Street, Miami, Florida 33131, Attn: Private Client Group or at such other place or to such other person as may be designated in writing by the Lender, in immediately available (same day) funds without deduction for or on account of any present or future taxes levied or imposed on this note, the proceeds hereof, or on the Borrower or holder hereof by any government, or any instrumentality, authority or political subdivision thereof. The Borrower agrees, upon the request of the Lender, to

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        pay all such taxes (other than taxes on or measured by net income of the holder hereof) in addition to the principal and interest evidenced by this note.

             10. To the extent permitted by law, any amount of principal and/or interest evidenced by this note which is not paid on the day when such payment is scheduled to be made, regardless of whether or not the Lender has accelerated payment of any or all sums outstanding under this note, shall bear interest from the day when due until said amount is paid in full, payable on demand, at the rate of eighteen percent (18%) per annum ("DEFAULT RATE"); not to exceed, however, the maximum lending rate permitted by Federal or Florida law whichever is higher or unlimited and less any amounts collected as a late charge. In the event any such payment of interest in excess of such maximum lending rate is received by the Lender, then such excess shall constitute and be designated as a payment on principal hereunder or, if such amount is in excess of the principal indebtedness then due, such excess shall be refunded to the Borrower.

             11. The Lender, at its option, may make subsequent advances evidenced by this note in which event this note shall remain valid and enforceable notwithstanding partial or total repayment, reborrowing and repayment of sums hereunder. This note shall be deemed to have been made under and shall be governed by the laws of the State of Florida in all respects [except as to interest rates and other terms of lending which are, by virtue of a federal preemption or, at the election of the Lender, may be governed by the laws of the United States], including matters of construction, validity, and performance. If any provision of this note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this note. If more than one person signs this note as a maker, each shall be jointly and severally liable hereunder. All of the terms and provisions of this note shall be applicable to and be binding upon each and every maker, endorser, surety, Guarantor, and all other persons who are or may become liable for the payment hereof and their heirs, personal representatives, successors or assigns.

             12. The Borrower hereby irrevocably submits to the jurisdiction of any state or federal court having a situs in the City of Miami, State of Florida, in any action or proceeding involving or in connection with this note. The Borrower irrevocably agrees that all claims in respect of such actions or proceedings may be heard and determined in such Florida state court or federal court. The Borrower irrevocably waives the defense of inconvenient forum to the maintenance of such action or proceeding. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction(s) by suit on the judgment or in any other manner provided by law. Anything herein to the contrary notwithstanding, the Lender may bring any

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        legal action or proceeding involving this note in any other appropriate jurisdiction.

             13. This Note consolidates into one aggregate indebtedness, the indebtednesses evident by (i) that certain Restated promissory Note, dated September 15, 1994 from Miller Industries, Inc. to Intercontinental Bank (predecessor of NationsBank, N.A. (South)) and
        (ii) that certain Future Advance Promissory Note of even date herewith from Miller Industries, Inc. to NationsBank, N.A. (South).

             14. THE BORROWER, AND THE LENDER IN ACCEPTING DELIVERY OF THIS NOTE, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY DOCUMENT EXECUTED AND DELIVERED BY THE BORROWER TO THE LENDER IN CONJUNCTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY OR ANY STOCKHOLDER, DIRECTOR, OFFICER, EMPLOYEE, AGENT OR INDEPENDENT CONTRACTOR OF EITHER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

                                          BORROWER:

                                          MILLER INDUSTRIES, INC.

                                          By: /s/ ANGELO NAPOLITANO
                                             --------------------------------
                                             Angelo Napolitano, President

                                    GUARANTY

             For value received, I, Angelo Napolitano, absolutely and unconditionally guarantee the repayment of (i) $100,00.00, plus accrued interest thereon, of the total amount of the aforesaid Note (ii) a limited portion of the balance of the aforesaid Note in accordance with the terms of that certain Continuing Limited Guarantee, dated September 15, 1994 from Angelo Napolitano to Intercontinental Bank now held by NationsBank, N.A. (South) as to successor by acquisition to Intercontinental Bank. If Miller Industries, Inc. defaults in the payment of principal and/or interest due under the aforesaid note according to its terms, I will repay on demand that portion of the aforesaid note as required by the foregoing.

                                              /s/ ANGELO NAPOLITANO
                                              -------------------------------
                                              Angelo Napolitano, individually

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